SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 2001
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                            First South Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)



             Virginia                  0-22219                   56-1999749
--------------------------------       ----------            ------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation or Organization)         File Number)          Identification No.)



             1311 Carolina Avenue, Washington, North Carolina 27889
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (252) 946-4178
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                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
----------------------

     On January 4, 2002, First South Bancorp, Inc. (the "Registrant") announced that it was terminating the Registrant's Employee Stock Ownership Plan (the "ESOP") effective December 31, 2001 and would incur a charge of approximately $3.2 million in connection with such termination during the quarter ended December 31, 2001. For further information, reference is made to the Registrant's press release dated January 4, 2001, which is attached hereto as
Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     The following exhibit is filed as a part of this report:

Number            Description
------            -----------
   99             Press release issued by First South Bancorp, Inc. on
                  January 4, 2002

ITEM 8.  CHANGE IN FISCAL YEAR.
-------------------------------

     On January 4, 2002, the Board of Directors of First South Bancorp, Inc. (the "Registrant") announced that it has approved a change in the Registrant's fiscal year end from September 30 to December 31, effective December 31, 2001. A transition report on Form 10-K covering the transition period from September 30, 2001 through December 31, 2001, will be filed with the Securities and Exchange Commission by March 31, 2002. For further information, reference is made to the Registrant's press release dated January 4, 2002, which is attached hereto as
Exhibit 99 and incorporated herein by reference.


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      First South Bancorp, Inc.
                                      (Registrant)


Date:  January 4, 2002                By: /s/ William L. Wall
                                          --------------------------------------
                                          William L. Wall
                                          Executive Vice President and
                                          Chief Financial Officer

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